EXHIBIT 99.1
NEWS RELEASE
FOR IMMEDIATE RELEASE
For Further Information Contact:
Charles D. Knight
Executive Vice President
Chief Financial Officer
InvestorRelations@catocorp.com
CATO REPORTS
4Q AND FULL YEAR LOSS
CHARLOTTE, N.C. (March 19, 2026) – The Cato Corporation (NYSE: CATO) today reported a net loss of ($10.7)
million or ($0.55) per diluted share for the fourth quarter ended
January 31, 2026, compared to a net loss of ($14.1)
million or ($0.74) per diluted share for the fourth quarter ended February
1, 2025.
Full-year fiscal 2025 net loss
was ($5.9) million or ($0.31) per diluted share compared to a net loss of ($18.1)
million or ($0.97) per diluted share for
2024.
Sales for the fourth quarter ended January 31, 2026 were $150.0 million, a decrease of 3.4% from sales of $155.3 million
for the fourth quarter ended February 1, 2025. Same-store sales for the fourth quarter were flat compared to 2024.
For the
year, the Company's sales increased 0.7% to $646.8 million from 2024 sales of $642.1 million. Year-to-date same-store sales increased 4% compared to 2024.
"Compared to 2024,
our fiscal 2025 sales trend was encouraging although 2024
was negatively impacted by supply chain
interruptions which caused late merchandise to our stores, as well as more severe weather events including three
hurricanes, ” said John Cato, Chairman, President, and Chief Executive Officer. “During 2025 we continued to focus on improving our merchandise offering, serving the customer, controlling expenses, and leveraging the investments in our
store and distribution center technologies .
”
Fourth-quarter gross margin increased from 28.0% of sales in 2024 to 29.2% of sales in 2025 primarily due to decreases
in payroll and occupancy costs, partially offset by higher sales of markdown product. Selling, general and administrative
(SG&A) expenses decreased $1.9 million in the quarter.
SG&A as a percent of sales increased slightly from 37.8% in
2024 to 37.9% in 2025 during the quarter. Income tax benefit for the quarter was $1.1 million compare d to expense of
$0.3 million last year.
For the full year 2025, gross margin increased from 32.0% of sales in 2024 to 33.3%
of sales in 2025. This increase was in
part due to lower payroll, distribution, and freight costs, partially offset by higher sales of markdown product. SG&A expenses decreased to 35.0% of sales in 2025 compared to 36.0% of sales in
2024. The SG&A decrease was primarily due
to
lower payroll costs,
closed store, and impairment expenses.
For the year, SG&A expenses decreased $5.0 million.
Income tax benefit for the year was $1.6 million compared to expense of
$1.9 million las
t year.
“As we look ahead to 2026, we are focused on improving
our merchandise assortment including new product offerings,
leveraging our investments in technology, especially in our stores and the distribution center, while continuing to provide excellent customer service,” stated Mr. Cato. “Our 2026 outlook is tempered by the current economic uncertainties
and
continued pressure on our customers’ disposable income.”

During 2025, the Company closed 48 stores. As of January 31, 2026, the Company operated 1,069 stores in 31 states,
compared to 1,117 stores in 31 states as of February 1, 2025. During 2026, the Company plans to open up to 10 new
stores and close up to 40 underperforming stores as leases expire.
These store closings are anticipated to have minimal
financial impact.
The Cato Corporation is a leading specialty retailer of value-priced fashion apparel and accessories operating three
concepts, “Cato,” “Versona” and “It’s
Fashion.”
The Company’s Cato stores offer exclusive merchandise with fashion and quality comparable to mall specialty stores at low prices every day. The Company also offers exclusive merchandise
found in its Cato stores at www.catofashions.com. Versona is a unique fashion destination offering apparel and accessories including jewelry, handbags, and shoes at exceptional prices every day. Select Versona merchandise can also
be found at www.shopversona.com. It’s Fashion offers fashion with a focus on the latest trendy styles for the entire family at low prices every day.

Statements in this press release that express a belief, expectation or intention, as well as those that are not a historical fact,
including, without limitation, statements regarding the Company’s expected or estimated operational financial
results, activities or opportunities, and potential impacts and effects of events, risks or contingencies are considered
“forward-looking” within the meaning of The Private Securities Litigation Reform Act of
1995.
Such forward-looking
statements are based on current expectations that are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those contemplated by the forward-looking statements.
Such
factors include, but are not limited to, any actual or perceived deterioration in the conditions that drive consumer confidence and spending, including, but not limited to, prevailing social, economic, political and public health conditions
and uncertainties, levels of unemployment, fuel, energy and food costs, inflation, wage rates, tax rates, interest rates,
home values, consumer net worth and the availability of credit; changes in laws or regulations affecting our business, including but not limited to tariffs and taxes; uncertainties regarding the impact of any governmental action regarding, or responses to, the foregoing conditions; competitive factors and pricing pressures; our ability to predict and respond to rapidly changing fashion trends and consumer demands; our ability to open new stores in attractive locations and the ability of any such new stores to grow and perform as expected; underperformance or other factors that may lead to a continuation or acceleration of store closures and negative affect on the Company’s profitability; adverse weather,
public
health threats,
acts of war or aggression or similar conditions that may affect our sales or operations;
inventory risks due
to shifts in market demand, including the ability to liquidate excess inventory at anticipated margins; and other factors
discussed under “Risk Factors” in Part I, Item 1A
of the Company’s
most recently filed annual report on Form 10-K and
in other reports the Company files with or furnishes to the SEC from time to time.
The Company does not undertake to
publicly update or revise the forward-looking statements even if experience or future changes make it clear that the projected results expressed or implied therein
will not be realized. The Company is not responsible for any changes made to this press release by wire or Internet services.
* * *

THE CATO CORPORATION
CONDENSED CONSOLIDATED STATEMENTS
OF INCOME (UNAUDITED)
FOR THE PERIODS ENDED January 31, 2026 AND February 1,
2025
(Dollars in thousands, except per share data)
Quarter Ended Twelve Months Ended
January 31, % February 1, % January 31, % February 1, %
2
0
2
6
Sales
2
0
2
5
Sales
2
0
2
6
Sales
2
0
2
5
Sales
REVENUES
Retail sales
$ 150,019 100.0% $ 155,292 100.0% $ 646,830 100.0% $ 642,140 100.0%
Other revenue (principally finance,
late fees and layaway charges)
1,640 1.1% 2,617 1.7% 6,982 1.1% 7,666 1.2%
Total revenues
151,659 101.1% 157,909 101.7% 653,812 101.1% 649,806 101.2%
GROSS MARGIN (Memo) 43,770 29.2% 43,434 28.0% 215,279 33.3% 205,700 32.0%
COSTS AND EXPENSES, NET
Cost of goods sold
106,249 70.8% 111,858 72.0% 431,551 66.7% 436,440 68.0%
Selling, general and administrative
56,792 37.9% 58,680 37.8% 226,462 35.0% 231,489 36.0%
Depreciation
2,454 1.6% 2,711 1.7% 9,986 1.5% 9,817 1.5%
Interest and other income
(1,912) -1.3% (1,618) -1.0% (6,687) -1.0% (11,827) -1.8%
Costs and expenses, net
163,583 109.0% 171,631 110.5% 661,312 102.2% 665,919 103.7%
Income Before Income Taxes (11,924) -7.9% (13,722) -8.8% (7,500) -1.2% (16,113) -2.5%
Income Tax Expense
(1,063) -0.7% 330 0.2% (1,591) -0.2% 1,944 0.3%
Net Income (Loss) $ (10,861) -7.2% $ (14,052) -9.0% $ (5,909) -0.9% $ (18,057) -2.8%
Basic Earnings Per Share $ (0.55) $ (0.74) $ (0.31) $ (0.97)
Diluted Earnings Per Share $ (0.55) $ (0.74) $ (0.31) $ (0.97)

THE CATO CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
November 1,
February 1,
2025
2025
(Unaudited) (Unaudited)
ASSETS
Current Assets
Cash and cash equivalents
$ 16,788 $ 20,279
Short-term investments
56,859
57,423
Restricted cash
2,675 2,799
Accounts receivable - net
25,462
24,540
Merchandise inventories
83,696 110,739
Other current assets
7,787 7,406
Total Current Assets 193,267 223,186
Property and Equipment - net 53,748 60,326
Other Assets 20,471 19,979
Right-of-Use Assets, net 153,933 148,870
TOTAL
$ 421,419 $ 452,361
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities $ 102,385 $ 130,684
Current Lease Liability 53,507 57,555
Noncurrent Liabilities 11,272 13,485
Lease Liability 96,941 88,341
Stockholders' Equity 157,314 162,296
TOTAL
$ 421,419 $ 452,361